UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dry Creek Drive, Suite 260

Longmont, Colorado  80503

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On July 1, 2014, the Board of Directors (“Board”) of DigitalGlobe, Inc. (“Company”), appointed Ms. Roxanne Decyk to fill an existing vacancy on the Board.  Effective July 1, 2014, Ms. Decyk joined the Board and became a member of its Compensation Committee.  Ms. Decyk will serve as a Class III director, and will stand for re-election at the 2015 Annual Meeting of Stockholders.  Ms. Decyk, age 61, retired as Executive Vice President of Global Government Relations for Royal Dutch Shell, plc, an oil, gas, chemical and refined petroleum products company, in December 2010, after serving in that position since June 2009.  From 2008 until June 2009, Ms. Decyk served as Corporate Affairs and Sustainable Development Director of Royal Dutch Shell plc and from July 2005 to 2008, she served as Corporate Affairs Director.  Prior thereto, Ms. Decyk was Director International of Shell International B.V., Senior Vice President Corporate Affairs and Human Resources of Shell Oil Company, and Vice President of Corporate Strategy of Shell International Limited.  Ms. Decyk also serves as a director of Alliant Techsystems, Inc., Ensco PLC and Petrofac Ltd. and was most recently a director at Snap-on, Inc., retiring effective June 30, 2014. Ms. Decyk earned a Bachelor of Arts degree from the University of Illinois at Urbana-Champaign in English literature and a Juris Doctorate from Marquette University School of Law.

Ms. Decyk will receive the standard compensation, a portion of which will be pro-rated to reflect the actual time Ms. Decyk will serve on the Company’s Board this year, paid by the Company to all of its non-employee directors and as described under “Director Compensation” in the Company’s Proxy Statement for its Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission (“SEC”).  In connection with her appointment, Ms. Decyk will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2013 and is incorporated by reference herein.

Item 7.01                                           Regulation FD Disclosure.

On July 1, 2014, the Company issued a press release announcing the appointment of Ms. Decyk to the Company’s Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01                                      Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit 99.1                                                 Press Release dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2014	DIGITALGLOBE, INC.

	By:	/s/ Daniel L. Jablonsky

Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 1, 2014.